                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported) June 5, 2006
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                           VION PHARMACEUTICALS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

       Delaware                         000-26534               13-3671221
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)

     4 Science Park, New Haven, CT                                06511
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code: (203) 498-4210
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

            On June 5, 2006, Vion Pharmaceuticals, Inc. issued a press release announcing that it presented data in a poster discussion session on its lead anticancer agent Cloretazine(R) (VNP40101M) in elderly patients with de novo acute myelogenous leukemia at the 42nd Annual Meeting of the American Society for Clinical Oncology in Atlanta, Georgia. A copy of Vion's press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  EXHIBITS.

     Exhibit 99.1 Press release dated June 5, 2006.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                VION PHARMACEUTICALS, INC.

Date: June 6, 2006              By: /s/ Howard B. Johnson
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                                    Name:  Howard B. Johnson
                                    Title: President and Chief Financial Officer

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                                  EXHIBIT INDEX
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Exhibit 99.1 Press release dated June 5, 2006.

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